                                                                EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(b)(2)

                                    NBD BANK

              (Exact name of Trustee as specified in its charter)

        611 WOODWARD AVENUE
         DETROIT, MICHIGAN                      48226              38-0864715
(Address of principal executive offices)     (Zip Code)     (I.R.S. Employer
                                                             Identification No.)


                                    NBD BANK
                              611 Woodward Avenue
                            Detroit, Michigan 48226
                        Global Corporate Trust Services
                      Attn: James D. Khami (313) 225-3189
           (Name, address and telephone number of agent for service)

                        OMEGA HEALTHCARE INVESTORS, INC.
              (Exact name of obligor as specified in its charter)

            MARYLAND                                        38-3041398
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                        Identification No.)

   905 W. EISENHOWER CIRCLE, SUITE 110
        ANN ARBOR, MICHIGAN                                  48103
 (Address of principal executive offices)                  (Zip Code)


                          $200,000,000 DEBT SECURITIES
                        (Title of Indenture Securities)





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  ITEM 1      GENERAL INFORMATION.  Furnish the following information as to the Trustee:

              (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT:

                    - State of Michigan Financial Institutions Bureau, Lansing,
                      MI
                    - Federal Reserve Bank of Chicago, Chicago, Illinois
                    - Federal Deposit Insurance Corporation, Washington, D.C.

              (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS. The Trustee is authorized to exercise corporate trust powers.

  ITEM 2      AFFILIATIONS WITH THE OBLIGOR.
              IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION. No such affiliation exists.

  ITEM 3      Not applicable

  ITEM 4      TRUSTEESHIPS UNDER OTHER INDENTURES
              The Trustee also serves as Successor Trustee to First Interstate Bank of California under an Indenture dated as of December 27, 1993 under which the Company issued 8.5% Convertible Subordinated Debentures. The Trustee also serves as Trustee under an Indenture dated as of January 28, 1997, as supplemented August 5, 1997, under which the Company issued $100,000,000 6.95% Notes due 2007.

  ITEM 5 THROUGH ITEM 15      Not applicable

  ITEM 16     LIST OF EXHIBITS:

              EXHIBIT (1)      A  COPY OF THE ARTICLES  OF INCORPORATION OF
              THE TRUSTEE NOW IN EFFECT Incorporated by  reference to Exhibit
              (1) to Item 16 of Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

              EXHIBIT (2) CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS Incorporated by reference to Exhibit (2) to Item 16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

              EXHIBIT (3) AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS Incorporated by reference to Exhibit (3) to Item 16 of Form T-1 filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*



                                      2


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              EXHIBIT (4) BY-LAWS OF THE TRUSTEE, AS PRESENTLY IN EFFECT
              Incorporated by reference to Exhibit (4) to Item 16 of Form T-1 filed as Exhibit 25 to Registration Statement, Securities and Exchange Commission, Registration No. 33-51775.*

              EXHIBIT (5) Not Applicable.

              EXHIBIT (6) CONSENT BY THE TRUSTEE REQUIRED BY SECTION 321 (B) OF THE ACT. Incorporated by reference to Exhibit (6) to Item 16 of Form T-1, filed with Amendment No. 1, Securities and Exchange Commission, Registration No. 22-4501.*

              EXHIBIT (7) A COPY OF THE LATEST REPORT OF CONDITION OF THE
                          TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

              EXHIBIT (8) Not applicable.

              EXHIBIT (9) Not applicable.

* Exhibits thus designated are incorporated herein by reference Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.





                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, NBD Bank, a Michigan banking corporation organized and existing under the laws of the State of Michigan, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on the 25th day of August, 1997.


                                        NBD BANK, Trustee


                                        By:  /s/ James D. Khami
                                           -------------------------------
                                             James D. Khami
                                             Assistant Vice President



                                      3


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Charter No. 13671
                                            Comptroller of the Currency District
                      REPORT OF CONDITION CONSOLIDATING
                  DOMESTIC AND FOREIGN SUBSIDIARIES OF THE
                                    NBD BANK

in the State of Michigan, at the close of business on June 30, 1997 pub-lished in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.

                                   ASSETS
                                                                            Thousands
                                                                           of dollars
Cash and balances due from depository institutions
    Noninterest-bearing balances and currency
    and coin..........................................................           1,909,459
    Interest-bearing balances.........................................                   0
Securities:
    Held-to-maturity securities.......................................                   0
    Available-for-sale securities.....................................           1,904,231
Federal funds sold and securities purchased
    under agreements to resell........................................             835,150
Loans and lease financing receivables:
    Loans and leases, net of unearned income............   16,936,546
    LESS: Allowance for loan and lease losses...........      276,101
    Loans and leases, net of unearned income and
    allowance.........................................................          16,660,445
Assets held in trading accounts.......................................              84,677
Premises and fixed assets (including
    capitalized leases)...............................................             332,160
Other real estate owned...............................................               3,690
Investments in unconsolidated subsidiaries and
    associated companies..............................................                   -
Customers' liability to this bank on acceptances
    outstanding.......................................................              57,768
Intangible assets.....................................................              52,248
Other assets..........................................................             534,622
                                                                                ----------
Total assets..........................................................          22,374,450
                                                                                ==========
                                     LIABILITIES

Deposits:
    In domestic offices...............................................          16,914,136
        Noninterest-bearing.............................    5,409,464
        Interest-bearing................................   11,504,672
    In foreign offices, Edge and Agreement
    subsidiaries, and IBFs............................................             208,166
        Noninterest-bearing.............................            0
        Interest-bearing................................      208,166
Federal funds purchased and securities sold
    under agreements to repurchase....................................             511,451
Demand notes issued to the U.S. Treasury..............................             400,001
Trading liabilities...................................................              40,978
Other borrowed money:
        With remaining maturity of one year or less...................             898,572
        With remaining maturity of more than one year through three
        years.........................................................              55,957
        With remaining maturity of more than three years..............               4,966
Bank's liability on acceptances executed and
    outstanding.......................................................              57,768
Notes and debentures subordinated to
    deposits..........................................................             700,000
Other liabilities.....................................................             373,375
                                                                                ----------
Total liabilities.....................................................          20,165,370
                                                                                ----------
                                    EQUITY CAPITAL

Common stock..........................................................             111,858
Surplus...............................................................             646,600
Undivided profits and capital reserves................................           1,451,330
Net unrealized holding gains (losses) on available-for-sale securities                (708)
Cumulative foreign currency translation
    adjustments.......................................................                   0
                                                                                ----------
Total equity capital..................................................           2,209,080
                                                                                ----------
Total liabilities and equity capital..................................          22,374,450
                                                                                ==========

    I, Jason N. Hansen, Vice President of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                        JASON N. HANSEN
                                        July 28, 1997
    We, the undersigned directors, attest to the correctness of this state-ment of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                        THOMAS H. JEFFS II
                                        VERNICE D. ANTHONY
                                        DON H. BARDEN
                                         Directors